Quarterly Financial Supplement - 3Q2025

November 3, 2025

CNO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in millions)
(Unaudited)

	Mar-24	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25
Assets
Investments:
Fixed maturities, available for sale, at fair value	$21,648.1	$22,617.9	$23,724.7	$22,730.1	$23,283.0	$23,047.0	$23,405.3
Equity securities at fair value	118.4	117.7	120.5	272.4	349.1	387.4	377.2
Mortgage loans	2,087.1	2,176.0	2,372.7	2,506.3	2,601.2	2,834.3	3,042.7
Policy loans	130.3	131.3	133.3	135.3	136.4	137.6	141.2
Trading securities	222.8	207.8	217.4	304.2	308.0	308.3	296.9
Investments held by variable interest entities	533.4	425.5	250.1	433.8	380.2	376.9	296.8
Other invested assets	1,471.3	1,554.0	1,595.5	1,491.5	1,386.7	1,500.5	1,617.0
Total investments	26,211.4	27,230.2	28,414.2	27,873.6	28,444.6	28,592.0	29,177.1
Cash and cash equivalents - unrestricted	566.3	878.8	1,164.7	1,656.7	928.2	766.0	1,218.3
Cash and cash equivalents held by variable interest entities	83.5	113.3	80.6	341.0	96.6	50.0	23.3
Accrued investment income	252.0	262.5	276.2	286.4	289.6	279.4	282.0
Present value of future profits	175.5	170.4	165.7	161.0	156.5	152.1	147.8
Deferred acquisition costs	1,992.3	2,047.2	2,100.9	2,158.6	2,209.9	2,276.3	2,343.7
Reinsurance receivables	3,969.0	3,910.9	3,906.7	3,854.7	3,804.3	3,753.9	3,731.7
Income tax assets, net	886.1	882.8	788.7	814.1	768.0	749.3	708.1
Assets held in separate accounts	3.3	3.2	3.3	3.3	3.1	2.9	2.7
Other assets	716.2	706.4	648.0	699.9	728.4	707.2	661.5
Total assets	$34,855.6	$36,205.7	$37,549.0	$37,849.3	$37,429.2	$37,329.1	$38,296.2
Liabilities
Liabilities for insurance products:
Policyholder account balances	$15,361.1	$16,247.9	$16,992.4	$17,594.2	$17,314.3	$17,609.0	$18,290.3
Future policy benefits	11,932.2	11,695.1	12,258.2	11,705.5	11,773.0	11,787.7	11,975.5
Market risk benefit liability	99.6	93.0	74.1	60.0	73.6	63.8	52.6
Liability for life insurance policy claims	65.1	59.6	59.9	61.1	63.5	60.7	61.5
Unearned and advanced premiums	226.0	220.9	217.4	226.8	221.5	217.3	214.5
Liabilities related to separate accounts	3.3	3.2	3.3	3.3	3.1	2.9	2.7
Other liabilities	905.0	934.4	951.0	1,163.3	1,027.2	935.8	1,036.9
Investment borrowings	2,189.1	2,189.0	2,188.9	2,188.8	2,188.6	2,441.7	2,441.7
Borrowings related to variable interest entities	565.5	501.4	283.1	497.6	375.1	352.8	274.3
Notes payable - direct corporate obligations	1,141.0	1,832.3	1,832.9	1,833.5	1,834.2	1,334.7	1,335.2
Total liabilities	32,487.9	33,776.8	34,861.2	35,334.1	34,874.1	34,806.4	35,685.2
Shareholders' equity
Common stock	1.1	1.1	1.0	1.0	1.0	1.0	1.0
Additional paid-in capital	1,851.2	1,797.6	1,715.9	1,632.5	1,535.0	1,441.4	1,389.4
Retained earnings	1,995.7	2,094.5	2,086.9	2,253.1	2,258.2	2,333.0	2,339.5
Total shareholders' equity before accumulated other comprehensive loss	3,848.0	3,893.2	3,803.8	3,886.6	3,794.2	3,775.4	3,729.9
Accumulated other comprehensive loss	(1,480.3)	(1,464.3)	(1,116.0)	(1,371.4)	(1,239.1)	(1,252.7)	(1,118.9)
Total shareholders' equity	2,367.7	2,428.9	2,687.8	2,515.2	2,555.1	2,522.7	2,611.0
Total liabilities and shareholders' equity	$34,855.6	$36,205.7	$37,549.0	$37,849.3	$37,429.2	$37,329.1	$38,296.2

Book value per common share	$21.81	$22.80	$25.86	$24.75	$25.58	$25.92	$27.24

Book value per common share, excluding accumulated other comprehensive loss (1) (2)	$35.44	$36.55	$36.60	$38.25	$37.98	$38.79	$38.92

Book value per diluted share, excluding accumulated other comprehensive loss (1) (3)	$34.97	$36.00	$35.84	$37.35	$37.27	$38.05	$38.10

CNO FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Revenues
Insurance policy income	$628.4	$641.5	$645.0	$643.6	$2,558.5	$650.7	$651.3	$658.4
Net investment income:
General account assets	301.9	351.7	366.3	399.5	1,419.4	375.1	378.3	382.9
Policyholder and other special-purpose portfolios	167.3	57.4	87.6	17.1	329.4	(63.6)	105.4	116.8
Investment gains (losses):
Realized investment losses	(10.0)	(26.3)	(13.1)	(26.2)	(75.6)	(3.8)	(21.3)	(12.9)
Other investment gains (losses)	17.8	9.1	14.3	(15.5)	25.7	(3.0)	2.9	9.9
Total investment gains (losses)	7.8	(17.2)	1.2	(41.7)	(49.9)	(6.8)	(18.4)	(3.0)
Fee revenue and other income	51.1	32.8	29.5	78.7	192.1	48.7	34.9	33.6
Total revenues	1,156.5	1,066.2	1,129.6	1,097.2	4,449.5	1,004.1	1,151.5	1,188.7

Benefits and expenses
Insurance policy benefits	636.6	574.4	731.0	508.3	2,450.3	570.0	658.4	702.1
Liability for future policy benefits remeasurement (gain) loss	(6.4)	(30.0)	7.3	(12.0)	(41.1)	(12.2)	(12.8)	(30.8)
Change in fair value of market risk benefits	(18.9)	(5.8)	(20.9)	(14.9)	(60.5)	15.3	(10.9)	(12.4)
Interest expense	60.2	64.2	68.0	62.0	254.4	62.0	59.1	56.6
Amortization of deferred acquisition costs and present value of future profits	60.5	61.4	64.0	65.3	251.2	67.4	68.6	69.9
Goodwill and other asset impairment	—	—	—	—	—	—	—	96.7
Gain on extinguishment of borrowings related to variable interest entities	—	—	—	—	—	(1.5)	—	—
Other operating costs and expenses	278.3	251.4	269.2	256.4	1,055.3	275.3	271.1	270.4
Total benefits and expenses	1,010.3	915.6	1,118.6	865.1	3,909.6	976.3	1,033.5	1,152.5

Income before income taxes	146.2	150.6	11.0	232.1	539.9	27.8	118.0	36.2
Income tax expense	33.9	34.3	1.7	49.2	119.1	6.3	26.2	13.1
Net income	$112.3	$116.3	$9.3	$182.9	$420.8	$21.5	$91.8	$23.1

CNO FINANCIAL GROUP, INC.
FINANCIAL SUMMARY
(Dollars in millions, except per share data)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Insurance product margin (4)
Annuity margin	$52.0	$76.1	$91.1	$55.0	$274.2	$54.5	$54.8	$72.9
Health margin	123.0	135.9	127.8	130.1	516.8	126.2	134.0	157.0
Life margin	54.6	63.1	63.3	68.0	249.0	68.2	63.6	70.6
Total insurance product margin	229.6	275.1	282.2	253.1	1,040.0	248.9	252.4	300.5
Allocated expenses	(161.6)	(154.6)	(153.0)	(146.1)	(615.3)	(161.2)	(149.4)	(151.0)
Income from insurance products (8)	68.0	120.5	129.2	107.0	424.7	87.7	103.0	149.5
Fee income	11.3	0.8	(2.7)	20.6	30.0	(0.8)	0.8	(3.9)
Investment income not allocated to product lines (9)	12.3	44.8	45.5	65.3	167.9	38.0	33.8	39.5
Expenses not allocated to product lines	(16.8)	(17.5)	(18.5)	(19.0)	(71.8)	(20.3)	(25.3)	(22.3)
Operating earnings before taxes	74.8	148.6	153.5	173.9	550.8	104.6	112.3	162.8
Income tax expense on operating income	(17.3)	(34.0)	(34.3)	(35.9)	(121.5)	(23.5)	(24.8)	(35.6)
Net operating income (10)	57.5	114.6	119.2	138.0	429.3	81.1	87.5	127.2
Net realized investment losses from sales, impairments and change in allowance for credit losses	(4.6)	(21.9)	(11.1)	(35.1)	(72.7)	(13.2)	(21.8)	(8.8)
Net change in market value of investments recognized in earnings	12.4	4.7	12.3	(6.6)	22.8	6.4	3.4	5.8
Fair value changes related to agent deferred compensation plan	—	3.5	(3.5)	6.6	6.6	—	—	—
Changes in fair value of embedded derivative liabilities and market risk benefits	64.0	16.8	(127.1)	92.6	46.3	(69.6)	25.2	(18.1)
Expenses related to TechMod initiative	—	—	—	—	—	—	(3.2)	(7.2)
Goodwill and other asset impairment	—	—	—	—	—	—	—	(96.7)
Other	(0.4)	(1.1)	(13.1)	0.7	(13.9)	(0.4)	2.1	(1.6)
Net non-operating income (loss) before taxes	71.4	2.0	(142.5)	58.2	(10.9)	(76.8)	5.7	(126.6)
Income tax (expense) benefit on non-operating income (loss)	(16.6)	(0.3)	32.6	(13.3)	2.4	17.2	(1.4)	22.5
Net non-operating income (loss)	54.8	1.7	(109.9)	44.9	(8.5)	(59.6)	4.3	(104.1)
Net income	$112.3	$116.3	$9.3	$182.9	$420.8	$21.5	$91.8	$23.1
Per diluted share
Net operating income	$0.52	$1.05	$1.11	$1.31	$3.97	$0.79	$0.87	$1.29
Net non-operating income (loss)	0.49	0.01	(1.02)	0.43	(0.08)	(0.58)	0.04	(1.05)
Net income	$1.01	$1.06	$0.09	$1.74	$3.89	$0.21	$0.91	$0.24

CNO FINANCIAL GROUP, INC.
Insurance Operations
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Insurance product margin (4)
Annuity:
Insurance policy income	$7.3	$9.3	$11.2	$7.7	$35.5	$9.8	$8.4	$10.7
Net investment income (5) (6)	134.5	140.5	142.2	147.8	565.0	148.0	155.3	157.7
Insurance policy benefits	(11.3)	8.4	25.9	(7.8)	15.2	(10.3)	(10.0)	6.2
Interest credited (6)	(58.3)	(61.2)	(65.2)	(69.1)	(253.8)	(68.3)	(73.4)	(75.4)
Amortization and non-deferred commissions	(20.2)	(20.9)	(23.0)	(23.6)	(87.7)	(24.7)	(25.5)	(26.3)
Annuity margin	52.0	76.1	91.1	55.0	274.2	54.5	54.8	72.9
Health:
Insurance policy income	398.4	403.6	406.9	409.4	1,618.3	412.0	412.5	416.0
Net investment income (5)	74.3	75.1	75.0	75.2	299.6	75.1	75.9	75.4
Insurance policy benefits	(308.5)	(302.3)	(314.1)	(314.7)	(1,239.6)	(320.3)	(313.3)	(293.3)
Amortization and non-deferred commissions	(41.2)	(40.5)	(40.0)	(39.8)	(161.5)	(40.6)	(41.1)	(41.1)
Health margin	123.0	135.9	127.8	130.1	516.8	126.2	134.0	157.0
Life:
Insurance policy income	222.7	228.6	226.9	226.5	904.7	228.9	230.4	231.7
Net investment income (5) (7)	36.5	36.7	36.8	37.1	147.1	37.6	37.8	37.8
Insurance policy benefits	(144.0)	(144.6)	(143.5)	(143.9)	(576.0)	(138.1)	(144.5)	(142.6)
Interest credited (7)	(12.5)	(12.4)	(13.3)	(13.3)	(51.5)	(13.0)	(13.8)	(13.2)
Amortization and non-deferred commissions	(23.5)	(24.3)	(25.1)	(25.1)	(98.0)	(26.0)	(27.6)	(28.3)
Advertising expense	(24.6)	(20.9)	(18.5)	(13.3)	(77.3)	(21.2)	(18.7)	(14.8)
Life margin	54.6	63.1	63.3	68.0	249.0	68.2	63.6	70.6
Total insurance product margin	229.6	275.1	282.2	253.1	1,040.0	248.9	252.4	300.5
Allocated expenses:
Branch office expenses	(19.8)	(16.2)	(16.7)	(13.0)	(65.7)	(20.7)	(15.9)	(17.7)
Other allocated expenses	(141.8)	(138.4)	(136.3)	(133.1)	(549.6)	(140.5)	(133.5)	(133.3)
Income from insurance products (8)	68.0	120.5	129.2	107.0	424.7	87.7	103.0	149.5
Fee income	11.3	0.8	(2.7)	20.6	30.0	(0.8)	0.8	(3.9)
Investment income not allocated to product lines (9)	12.3	44.8	45.5	65.3	167.9	38.0	33.8	39.5
Expenses not allocated to product lines	(16.8)	(17.5)	(18.5)	(19.0)	(71.8)	(20.3)	(25.3)	(22.3)
Operating earnings before taxes	74.8	148.6	153.5	173.9	550.8	104.6	112.3	162.8
Income tax expense on operating income	(17.3)	(34.0)	(34.3)	(35.9)	(121.5)	(23.5)	(24.8)	(35.6)
Net operating income (10)	$57.5	$114.6	$119.2	$138.0	$429.3	$81.1	$87.5	$127.2

CNO FINANCIAL GROUP, INC.
Margin from Annuity Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Annuity margin (4):
Fixed indexed annuities
Insurance policy income	$6.0	$7.2	$8.7	$6.1	$28.0	$7.2	$6.7	$6.8
Net investment income (5) (6)	108.4	113.8	115.9	120.6	458.7	120.9	127.8	130.4
Insurance policy benefits	(5.8)	(2.6)	28.7	(6.1)	14.2	(5.5)	(5.0)	8.8
Interest credited (6)	(46.7)	(49.4)	(53.3)	(55.7)	(205.1)	(55.7)	(60.8)	(62.1)
Amortization and non-deferred commissions	(18.5)	(19.1)	(21.0)	(21.4)	(80.0)	(22.4)	(23.3)	(24.2)
Margin from fixed indexed annuities	$43.4	$49.9	$79.0	$43.5	$215.8	$44.5	$45.4	$59.7
Average net insurance liabilities (11)	$9,636.3	$9,758.1	$9,899.4	$10,101.6	$9,848.9	$10,085.7	$10,543.4	$10,759.3
Margin/average net insurance liabilities (12)	1.80%	2.05%	3.19%	1.72%	2.19%	1.76%	1.72%	2.22%
Fixed interest annuities
Insurance policy income	$0.1	$0.4	$0.1	$0.6	$1.2	$0.5	$0.2	$0.8
Net investment income (5)	20.6	21.1	20.8	21.6	84.1	21.6	21.8	21.8
Insurance policy benefits	(0.4)	0.1	(0.4)	0.8	0.1	0.2	(0.1)	0.5
Interest credited	(11.1)	(11.3)	(11.3)	(12.9)	(46.6)	(12.1)	(11.8)	(12.5)
Amortization and non-deferred commissions	(1.6)	(1.6)	(1.9)	(2.1)	(7.2)	(2.1)	(2.1)	(2.1)
Margin from fixed interest annuities	$7.6	$8.7	$7.3	$8.0	$31.6	$8.1	$8.0	$8.5
Average net insurance liabilities (11)	$1,588.0	$1,569.4	$1,568.2	$1,587.7	$1,578.3	$1,599.5	$1,591.7	$1,587.4
Margin/average net insurance liabilities (12)	1.91%	2.22%	1.86%	2.02%	2.00%	2.03%	2.01%	2.14%
Other annuities
Insurance policy income	$1.2	$1.7	$2.4	$1.0	$6.3	$2.1	$1.6	$3.0
Net investment income (5)	5.5	5.6	5.5	5.6	22.2	5.5	5.6	5.6
Insurance policy benefits	(5.1)	10.9	(2.4)	(2.5)	0.9	(5.0)	(5.0)	(3.0)
Interest credited	(0.5)	(0.5)	(0.6)	(0.5)	(2.1)	(0.5)	(0.7)	(0.9)
Amortization and non-deferred commissions	(0.1)	(0.2)	(0.1)	(0.1)	(0.5)	(0.2)	(0.1)	—
Margin from other annuities	$1.0	$17.5	$4.8	$3.5	$26.8	$1.9	$1.4	$4.7
Average net insurance liabilities (11)	$439.9	$426.4	$414.4	$408.6	$422.3	$402.2	$398.5	$395.2
Margin/average net insurance liabilities (12)	0.91%	16.42%	4.63%	3.43%	6.35%	1.89%	1.41%	4.76%
Total annuity margin	$52.0	$76.1	$91.1	$55.0	$274.2	$54.5	$54.8	$72.9
Average net insurance liabilities (11)	$11,664.2	$11,753.9	$11,882.0	$12,097.9	$11,849.5	$12,087.4	$12,533.6	$12,741.9
Margin/average net insurance liabilities (12)	1.78%	2.59%	3.07%	1.82%	2.31%	1.80%	1.75%	2.29%

CNO FINANCIAL GROUP, INC.
Margin from Health Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Health margin (4):
Supplemental health
Insurance policy income	$179.7	$180.1	$182.0	$183.3	$725.1	$185.1	$185.0	$186.5
Net investment income (5)	39.0	39.4	39.6	39.7	157.7	39.8	40.5	40.2
Insurance policy benefits	(125.8)	(127.4)	(125.8)	(125.2)	(504.2)	(131.6)	(128.7)	(101.6)
Amortization and non-deferred commissions	(27.5)	(27.0)	(27.2)	(27.1)	(108.8)	(27.7)	(28.2)	(28.0)
Margin from supplemental health	$65.4	$65.1	$68.6	$70.7	$269.8	$65.6	$68.6	$97.1
Margin/insurance policy income	36%	36%	38%	39%	37%	35%	37%	52%
Medicare supplement
Insurance policy income	$151.7	$155.8	$156.3	$156.7	$620.5	$156.3	$155.9	$156.5
Net investment income (5)	1.4	1.3	1.3	1.3	5.3	1.2	1.2	1.2
Insurance policy benefits	(116.4)	(111.5)	(121.6)	(122.9)	(472.4)	(120.0)	(119.5)	(127.2)
Amortization and non-deferred commissions	(10.2)	(10.1)	(9.7)	(9.5)	(39.5)	(9.4)	(9.4)	(9.3)
Margin from Medicare supplement	$26.5	$35.5	$26.3	$25.6	$113.9	$28.1	$28.2	$21.2
Margin/insurance policy income	17%	23%	17%	16%	18%	18%	18%	14%
Long-term care
Insurance policy income	$67.0	$67.7	$68.6	$69.4	$272.7	$70.6	$71.6	$73.0
Net investment income (5)	33.9	34.4	34.1	34.2	136.6	34.1	34.2	34.0
Insurance policy benefits	(66.3)	(63.4)	(66.7)	(66.6)	(263.0)	(68.7)	(65.1)	(64.5)
Amortization and non-deferred commissions	(3.5)	(3.4)	(3.1)	(3.2)	(13.2)	(3.5)	(3.5)	(3.8)
Margin from long-term care	$31.1	$35.3	$32.9	$33.8	$133.1	$32.5	$37.2	$38.7
Margin/insurance policy income	46%	52%	48%	49%	49%	46%	52%	53%
Total health margin	$123.0	$135.9	$127.8	$130.1	$516.8	$126.2	$134.0	$157.0
Margin/insurance policy income	31%	34%	31%	32%	32%	31%	32%	38%

CNO FINANCIAL GROUP, INC.
Margin from Life Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Life margin (4):
Interest sensitive life
Insurance policy income	$46.6	$46.9	$47.0	$47.4	$187.9	$48.1	$48.0	$48.4
Net investment income (5) (7)	13.2	13.2	13.3	13.5	53.2	13.9	13.9	14.0
Insurance policy benefits	(19.9)	(18.6)	(13.6)	(19.7)	(71.8)	(19.9)	(20.7)	(20.2)
Interest credited (7)	(12.3)	(12.3)	(13.2)	(13.1)	(50.9)	(12.9)	(13.7)	(13.1)
Amortization and non-deferred commissions	(5.1)	(5.3)	(5.3)	(4.8)	(20.5)	(5.1)	(5.6)	(5.6)
Margin from interest sensitive life	$22.5	$23.9	$28.2	$23.3	$97.9	$24.1	$21.9	$23.5
Average net insurance liabilities (11)	$1,056.1	$1,063.0	$1,070.8	$1,078.7	$1,067.2	$1,096.1	$1,106.9	$1,126.7
Interest margin	$0.9	$0.9	$0.1	$0.4	$2.3	$1.0	$0.2	$0.9
Interest margin/average net insurance liabilities (12)	0.34%	0.34%	0.04%	0.15%	0.22%	0.36%	0.07%	0.32%
Underwriting margin	$21.6	$23.0	$28.1	$22.9	$95.6	$23.1	$21.7	$22.6
Underwriting margin/insurance policy income	46%	49%	60%	48%	51%	48%	45%	47%
Traditional life
Insurance policy income	$176.1	$181.7	$179.9	$179.1	$716.8	$180.8	$182.4	$183.3
Net investment income (5)	23.3	23.5	23.5	23.6	93.9	23.7	23.9	23.8
Insurance policy benefits	(124.1)	(126.0)	(129.9)	(124.2)	(504.2)	(118.2)	(123.8)	(122.4)
Interest credited	(0.2)	(0.1)	(0.1)	(0.2)	(0.6)	(0.1)	(0.1)	(0.1)
Amortization and non-deferred commissions	(18.4)	(19.0)	(19.8)	(20.3)	(77.5)	(20.9)	(22.0)	(22.7)
Advertising expense	(24.6)	(20.9)	(18.5)	(13.3)	(77.3)	(21.2)	(18.7)	(14.8)
Margin from traditional life	$32.1	$39.2	$35.1	$44.7	$151.1	$44.1	$41.7	$47.1
Margin/insurance policy income	18%	22%	20%	25%	21%	24%	23%	26%
Margin excluding advertising expense/insurance policy income	32%	33%	30%	32%	32%	36%	33%	34%
Total life margin	$54.6	$63.1	$63.3	$68.0	$249.0	$68.2	$63.6	$70.6

CNO FINANCIAL GROUP, INC.
Collected Premiums and Insurance Policy Income
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Collected premiums:
Annuity products
Fixed indexed annuities	$345.5	$388.5	$398.8	$409.9	$1,542.7	$388.0	$470.2	$425.3
Fixed interest annuities	45.9	49.1	62.9	81.2	239.1	51.7	47.8	44.7
Other annuities	1.9	1.5	3.4	2.0	8.8	2.3	2.5	2.5
Total annuity collected premiums	393.3	439.1	465.1	493.1	1,790.6	442.0	520.5	472.5
Health products
Supplemental health	181.4	179.8	181.3	183.2	725.7	184.8	184.6	184.8
Medicare supplement	155.7	152.4	153.1	164.5	625.7	151.1	153.0	154.4
Long-term care	67.7	67.9	68.7	71.9	276.2	69.8	71.9	73.4
Total health collected premiums	404.8	400.1	403.1	419.6	1,627.6	405.7	409.5	412.6
Life products
Interest-sensitive life	60.5	61.3	61.0	61.3	244.1	62.9	63.6	64.4
Traditional life	176.8	181.1	180.0	178.5	716.4	181.5	181.9	182.6
Total life collected premiums	237.3	242.4	241.0	239.8	960.5	244.4	245.5	247.0
Total collected premiums	$1,035.4	$1,081.6	$1,109.2	$1,152.5	$4,378.7	$1,092.1	$1,175.5	$1,132.1

Insurance policy income:
Annuity products
Fixed indexed annuities	$6.0	$7.2	$8.7	$6.1	$28.0	$7.2	$6.7	$6.8
Fixed interest annuities	0.1	0.4	0.1	0.6	1.2	0.5	0.2	0.8
Other annuities	1.2	1.7	2.4	1.0	6.3	2.1	1.6	3.0
Total annuity insurance policy income	7.3	9.3	11.2	7.7	35.5	9.8	8.5	10.6
Health products
Supplemental health	179.7	180.1	182.0	183.3	725.1	185.1	185.0	186.5
Medicare supplement	151.7	155.8	156.3	156.7	620.5	156.3	155.9	156.5
Long-term care	67.0	67.7	68.6	69.4	272.7	70.6	71.6	73.0
Total health insurance policy income	398.4	403.6	406.9	409.4	1,618.3	412.0	412.5	416.0
Life products
Interest-sensitive life	46.6	46.9	47.0	47.4	187.9	48.1	48.0	48.4
Traditional life	176.1	181.7	179.9	179.1	716.8	180.8	182.4	183.3
Total life insurance policy income	222.7	228.6	226.9	226.5	904.7	228.9	230.4	231.7
Total insurance policy income	$628.4	$641.5	$645.0	$643.6	$2,558.5	$650.7	$651.4	$658.3

CNO FINANCIAL GROUP, INC.
Health and Life
New Annualized Premiums ("NAP")
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Consumer Division
Health products:
Supplemental health	$18.0	$18.2	$19.1	$23.7	$79.0	$19.5	$22.0	$23.5
Medicare supplement	9.7	10.3	10.0	16.6	46.6	12.0	12.2	13.3
Long-term care	10.6	10.7	11.6	10.2	43.1	10.2	10.1	12.4
Total Consumer Division health NAP	38.3	39.2	40.7	50.5	168.7	41.7	44.3	49.2
Life products:
Interest sensitive life	4.4	5.0	4.2	4.0	17.6	3.6	5.6	4.5
Traditional life	48.8	43.2	38.6	36.5	167.1	46.0	52.0	52.4
Total Consumer Division life NAP	53.2	48.2	42.8	40.5	184.7	49.6	57.6	56.9
Total Consumer Division health and life NAP	$91.5	$87.4	$83.5	$91.0	$353.4	$91.3	$101.9	$106.1
Worksite Division
Health products:
Supplemental health	$9.5	$11.4	$11.4	$13.0	$45.3	$10.3	$11.7	$13.4
Life products:
Interest sensitive life	3.5	4.1	4.5	4.6	16.7	4.1	6.3	5.6
Total Worksite Division health and life NAP	$13.0	$15.5	$15.9	$17.6	$62.0	$14.4	$18.0	$19.0
Total NAP (both divisions)
Health products:
Supplemental health	$27.5	$29.6	$30.5	$36.7	$124.3	$29.8	$33.7	$36.9
Medicare supplement	9.7	10.3	10.0	16.6	46.6	12.0	12.2	13.3
Long-term care	10.6	10.7	11.6	10.2	43.1	10.2	10.1	12.4
Total health NAP	47.8	50.6	52.1	63.5	214.0	52.0	56.0	62.6
Life products:
Interest sensitive life	7.9	9.1	8.7	8.6	34.3	7.7	11.9	10.1
Traditional life	48.8	43.2	38.6	36.5	167.1	46.0	52.0	52.4
Total life NAP	56.7	52.3	47.3	45.1	201.4	53.7	63.9	62.5
Total NAP	$104.5	$102.9	$99.4	$108.6	$415.4	$105.7	$119.9	$125.1

CNO FINANCIAL GROUP, INC.
Computation of Weighted Average Shares Outstanding
(Shares in thousands)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Basic
Shares outstanding, beginning of period	109,357.5	108,568.6	106,513.6	103,923.0	109,357.5	101,619.0	99,893.9	97,319.0
Weighted average share activity during the period:
Shares repurchased	(618.6)	(893.0)	(1,483.9)	(1,233.7)	(3,958.1)	(1,106.8)	(1,347.6)	(731.7)
Amounts related to employee benefit plans	344.5	57.0	76.7	90.4	1,028.3	307.9	26.7	16.4
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(119.5)	(1.9)	(4.9)	(1.5)	(284.1)	(77.3)	(0.8)	(0.9)
Weighted average basic shares outstanding during the period	108,963.9	107,730.7	105,101.5	102,778.2	106,143.6	100,742.8	98,572.2	96,602.8
Basic shares outstanding, end of period	108,568.6	106,513.6	103,923.0	101,619.0	101,619.0	99,893.9	97,319.0	95,841.0
Diluted
Weighted average basic shares outstanding	108,963.9	107,730.7	105,101.5	102,778.2	106,143.6	100,742.8	98,572.2	96,602.8
Common stock equivalent shares related to:
Employee benefit plans	1,881.0	1,527.5	2,029.5	2,452.1	1,972.6	2,327.1	1,814.0	1,950.6
Weighted average diluted shares outstanding during the period	110,844.9	109,258.2	107,131.0	105,230.3	108,116.2	103,069.9	100,386.2	98,553.4
Diluted shares outstanding, end of period	110,036.5	108,140.0	106,141.8	104,052.8	104,052.8	101,796.1	99,221.4	97,902.8

CNO FINANCIAL GROUP, INC.
Annuities - Account Value Rollforwards
(Dollars in millions)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Fixed indexed annuities
Policyholder account balances, beginning of period excluding contracts 100% ceded	$9,999.2	$10,112.7	$10,279.1	$10,468.0	$9,999.2	$10,766.3	$10,952.1	$11,221.3
Issuances (funds collected from new business)	345.4	388.5	398.7	409.0	1,541.6	383.7	463.0	418.7
Premiums received (premiums collected from inforce business)	0.5	0.7	0.1	1.3	2.6	4.0	7.4	6.6
Policy charges	(6.5)	(7.9)	(8.8)	(6.5)	(29.7)	(6.8)	(6.9)	(6.9)
Surrenders and withdrawals	(232.2)	(235.2)	(239.1)	(221.1)	(927.6)	(233.3)	(221.6)	(215.6)
Benefit payments	(74.4)	(77.6)	(67.5)	(54.9)	(274.4)	(72.7)	(74.6)	(72.6)
Interest credited	68.9	84.0	91.2	155.7	399.8	96.4	85.0	66.9
Other	11.8	13.9	14.3	14.8	54.8	14.5	16.9	14.6
Policyholder account balances, end of period excluding contracts 100% ceded	$10,112.7	$10,279.1	$10,468.0	$10,766.3	$10,766.3	$10,952.1	$11,221.3	$11,433.0

Fixed interest annuities
Policyholder account balances, beginning of period excluding contracts 100% ceded	$1,636.4	$1,610.6	$1,602.6	$1,612.7	$1,636.4	$1,646.6	$1,640.7	$1,634.7
Issuances (funds collected from new business)	45.1	48.5	62.3	80.5	236.4	50.9	47.1	44.2
Premiums received (premiums collected from inforce business)	1.0	0.5	1.0	0.4	2.9	0.7	1.0	0.2
Policy charges	(0.3)	(0.3)	(0.4)	(0.4)	(1.4)	(0.4)	(0.5)	(0.5)
Surrenders and withdrawals	(52.8)	(42.4)	(39.2)	(37.1)	(171.5)	(41.4)	(40.9)	(35.4)
Benefit payments	(30.2)	(25.8)	(25.0)	(22.8)	(103.8)	(28.4)	(25.2)	(21.3)
Interest credited	11.4	11.6	11.7	13.3	48.0	12.7	12.5	13.1
Other	—	(0.1)	(0.3)	—	(0.4)	—	—	0.1
Policyholder account balances, end of period excluding contracts 100% ceded	$1,610.6	$1,602.6	$1,612.7	$1,646.6	$1,646.6	$1,640.7	$1,634.7	$1,635.1

Total annuities
Policyholder account balances, beginning of period excluding contracts 100% ceded	$11,635.6	$11,723.3	$11,881.7	$12,080.7	$11,635.6	$12,412.9	$12,592.8	$12,856.0
Issuances (funds collected from new business)	390.5	437.0	461.0	489.5	1,778.0	434.6	510.1	462.9
Premiums received (premiums collected from inforce business)	1.5	1.2	1.1	1.7	5.5	4.7	8.4	6.8
Policy charges	(6.8)	(8.2)	(9.2)	(6.9)	(31.1)	(7.2)	(7.4)	(7.4)
Surrenders and withdrawals	(285.0)	(277.6)	(278.3)	(258.2)	(1,099.1)	(274.7)	(262.5)	(251.0)
Benefit payments	(104.6)	(103.4)	(92.5)	(77.7)	(378.2)	(101.1)	(99.8)	(93.9)
Interest credited	80.3	95.6	102.9	169.0	447.8	109.1	97.5	80.0
Other	11.8	13.8	14.0	14.8	54.4	14.5	16.9	14.7
Policyholder account balances, end of period excluding contracts 100% ceded	$11,723.3	$11,881.7	$12,080.7	$12,412.9	$12,412.9	$12,592.8	$12,856.0	$13,068.1

CNO FINANCIAL GROUP, INC.
Consolidated Statutory Information of U.S. Based Insurance Subsidiaries (13)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025 (a)

Net gain from operations before interest expense and federal income taxes	$40.3	$63.3	$58.9	$161.1	$323.6	$29.0	$37.7	$45.2
Interest expense on surplus debentures held by parent company	17.6	17.5	32.9	16.4	84.4	15.5	15.7	29.4
Net gain from operations before federal income taxes	22.7	45.8	26.0	144.7	239.2	13.5	22.0	15.8
Federal income tax expense (benefit)	26.7	17.7	17.6	(19.7)	42.3	—	—	20.9
Net gain (loss) from operations before net realized capital gains (losses)	(4.0)	28.1	8.4	164.4	196.9	13.5	22.0	(5.1)
Net realized capital gains (losses)	(4.2)	7.4	(0.5)	(23.0)	(20.3)	(1.2)	(2.6)	(11.1)
Net income (loss)	$(8.2)	$35.5	$7.9	$141.4	$176.6	$12.3	$19.4	$(16.2)

Capital and surplus	$1,487.3	$1,489.5	$1,446.6	$1,458.1	$1,458.1	$1,422.3	$1,417.8	$1,403.1
Asset valuation reserve (AVR)	351.8	369.8	393.2	407.1	407.1	428.5	459.3	485.0
Capital, surplus and AVR	1,839.1	1,859.3	1,839.8	1,865.2	1,865.2	1,850.8	1,877.1	1,888.1
Interest maintenance reserve (IMR)	362.1	344.0	338.1	334.2	334.2	331.5	315.8	298.3
Total statutory capital, surplus, AVR & IMR	$2,201.2	$2,203.3	$2,177.9	$2,199.4	$2,199.4	$2,182.3	$2,192.9	$2,186.4

Risk-based capital ratio	391%	394%	388%	383%	383%	379%	378%	380%

___________
(a)    Such amounts are preliminary as the statutory basis financial statements of our U.S. based insurance subsidiaries for 3Q25 will be filed with the respective insurance regulators on or about November 14, 2025. Statutory capital and surplus, IMR and risk-based capital ratio are adjusted to reflect equal and offsetting timing impacts associated with the reinsurance transaction executed with our Bermuda reinsurance company in October 2025.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Investment income not allocated:
Excluding variable components:
From general account assets	$27.6	$25.0	$28.8	$47.8	$129.2	$28.0	$24.1	$20.6
Other investment income	3.1	6.8	12.9	13.8	36.6	10.9	6.6	1.8
Spread income:
FHLB program:
Investment income	41.7	42.4	41.0	36.1	161.2	35.4	36.6	40.6
Interest expense (a)	(31.4)	(31.4)	(31.8)	(28.6)	(123.2)	(26.0)	(27.7)	(29.7)
Net spread income on FHLB program	10.3	11.0	9.2	7.5	38.0	9.4	8.9	10.9
FABN program:
Investment income	14.9	19.6	28.6	33.6	96.7	34.3	36.9	37.6
Expenses (a)(b)	(7.6)	(10.9)	(20.6)	(24.9)	(64.0)	(27.9)	(27.7)	(29.1)
Net spread income on FABN program	7.3	8.7	8.0	8.7	32.7	6.4	9.2	8.5
Interest expense on corporate debt (a)	(15.7)	(21.8)	(27.2)	(27.1)	(91.8)	(27.2)	(24.6)	(20.3)
Interest expense on financing arrangements (a)	(1.2)	(1.2)	(1.1)	(1.2)	(4.7)	(1.0)	(1.0)	(0.8)
Total excluding variable components	31.4	28.5	30.6	49.5	140.0	26.5	23.2	20.7
Variable components:
Net income from assets supporting deferred compensation plans:
Investment income	11.1	5.5	10.1	1.2	27.9	(2.1)	15.0	11.3
Expenses (a)	(9.6)	(4.2)	(8.2)	(2.3)	(24.3)	2.8	(14.9)	(10.4)
Net income from assets supporting deferred compensation plans	1.5	1.3	1.9	(1.1)	3.6	0.7	0.1	0.9
Alternative investment income (loss):
Total alternative income	(24.3)	11.9	8.9	17.1	13.6	12.9	11.7	15.8
Allocated to product lines	(7.1)	(6.4)	(6.5)	(8.2)	(28.2)	(6.0)	(6.0)	(5.9)
Allocated to FABN program	—	(0.4)	0.6	(0.9)	(0.7)	—	(0.7)	0.1
Excess alternative investment income (loss)	(31.4)	5.1	3.0	8.0	(15.3)	6.9	5.0	10.0
Trading account income	2.1	1.0	1.3	0.5	4.9	1.6	2.0	1.2
Hedge variance related to fixed indexed products (a)	0.5	—	(0.4)	2.1	2.2	(0.5)	1.5	—
Impact of annual option forfeitures related to fixed indexed annuity surrenders (a)	6.2	6.0	7.4	6.4	26.0	3.5	1.5	3.8
Impacts of change in projected cash flows, prepayment and call income and other	2.0	2.9	1.7	(0.1)	6.5	(0.7)	0.5	2.9
Total variable components	(19.1)	16.3	14.9	15.8	27.9	11.5	10.6	18.8
Total investment income not allocated to product lines	$12.3	$44.8	$45.5	$65.3	$167.9	$38.0	$33.8	$39.5

Reconciliation to net investment income:
Total investment income not allocated to product lines	$12.3	$44.8	$45.5	$65.3	$167.9	$38.0	$33.8	$39.5
Investment income on variable interest entities reported as non-operating income	12.6	9.6	5.3	6.0	33.5	7.2	7.0	4.5
Add back amounts reported as benefits and expenses	58.8	63.5	81.9	75.6	279.8	76.3	92.9	86.5
Change in market values of the underlying options supporting fixed indexed products	140.2	38.9	67.2	9.6	255.9	(70.7)	81.1	98.2
Amounts allocated to products	245.3	252.3	254.0	260.1	1,011.7	260.7	268.9	271.0
Net investment income	$469.2	$409.1	$453.9	$416.6	$1,748.8	$311.5	$483.7	$499.7
___________
(a)    Amounts reported as benefits and expenses
(b)    Comprised of interest credited and amortization of deferred acquisition costs

CNO FINANCIAL GROUP, INC.
Investment Income Allocated to Product Lines (5)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
Average net insurance liabilities (11)
Annuity:
Fixed indexed annuities	$9,636.3	$9,758.1	$9,899.4	$10,101.6	$9,848.9	$10,085.7	$10,543.4	$10,759.3
Fixed interest annuities	1,588.0	1,569.4	1,568.2	1,587.7	1,578.3	1,599.5	1,591.7	1,587.4
Other annuities	439.9	426.4	414.4	408.6	422.3	402.2	398.5	395.2
Total annuity average net insurance liabilities (11)	11,664.2	11,753.9	11,882.0	12,097.9	11,849.5	12,087.4	12,533.6	12,741.9
Health:
Supplemental health	3,346.3	3,351.1	3,361.1	3,372.5	3,357.8	3,387.4	3,405.3	3,405.2
Medicare supplement	114.8	111.6	105.8	111.9	111.0	113.1	102.0	95.7
Long-term care	2,698.7	2,696.1	2,693.4	2,694.3	2,695.6	2,695.7	2,694.5	2,691.0
Total health average net insurance liabilities (11)	6,159.8	6,158.8	6,160.3	6,178.7	6,164.4	6,196.2	6,201.8	6,191.9
Life:
Interest sensitive	1,056.1	1,063.0	1,070.8	1,078.7	1,067.2	1,096.1	1,106.9	1,126.7
Traditional	1,994.1	1,997.3	2,007.6	2,019.9	2,004.7	2,020.3	2,011.9	2,002.5
Total life average net insurance liabilities (11)	3,050.2	3,060.3	3,078.4	3,098.6	3,071.9	3,116.4	3,118.8	3,129.2
Total average net insurance liabilities (11)	$20,874.2	$20,973.0	$21,120.7	$21,375.2	$21,085.8	$21,400.0	$21,854.2	$22,063.0

Average yield on allocated investments
Annuity:
Fixed indexed annuities	4.50%	4.66%	4.68%	4.78%	4.66%	4.79%	4.85%	4.85%
Fixed interest annuities	5.19%	5.38%	5.31%	5.44%	5.33%	5.40%	5.48%	5.49%
Other annuities	5.00%	5.25%	5.31%	5.48%	5.26%	5.47%	5.62%	5.67%
Average yield on investments allocated to annuities	4.61%	4.78%	4.79%	4.89%	4.77%	4.90%	4.95%	4.95%
Health:
Supplemental health	4.66%	4.70%	4.71%	4.71%	4.70%	4.70%	4.76%	4.72%
Medicare supplement	4.73%	4.89%	4.91%	4.65%	4.77%	4.24%	4.71%	5.02%
Long-term care	5.02%	5.10%	5.06%	5.08%	5.07%	5.06%	5.08%	5.05%
Average yield on investments allocated to health products	4.82%	4.88%	4.87%	4.87%	4.86%	4.85%	4.90%	4.87%
Life:
Interest sensitive	5.00%	4.97%	4.97%	5.01%	4.99%	5.07%	5.02%	4.97%
Traditional	4.67%	4.71%	4.68%	4.67%	4.68%	4.69%	4.75%	4.75%
Average yield on investments allocated to life products	4.79%	4.80%	4.78%	4.79%	4.79%	4.83%	4.85%	4.83%
Total average yield	4.70%	4.81%	4.81%	4.87%	4.80%	4.87%	4.92%	4.91%

Allocated investment income
Annuity:
Fixed indexed annuities	$108.4	$113.8	$115.9	$120.6	$458.7	$120.9	$127.8	$130.4
Fixed interest annuities	20.6	21.1	20.8	21.6	84.1	21.6	21.8	21.8
Other annuities	5.5	5.6	5.5	5.6	22.2	5.5	5.6	5.6
Total investment income allocated to annuities	134.5	140.5	142.2	147.8	565.0	148.0	155.2	157.8
Health:
Supplemental health	39.0	39.4	39.6	39.7	157.7	39.8	40.5	40.2
Medicare supplement	1.4	1.3	1.3	1.3	5.3	1.2	1.2	1.2
Long-term care	33.9	34.4	34.1	34.2	136.6	34.1	34.2	34.0
Total investment income allocated to health products	74.3	75.1	75.0	75.2	299.6	75.1	75.9	75.4
Life:
Interest sensitive	13.2	13.2	13.3	13.5	53.2	13.9	13.9	14.0
Traditional	23.3	23.5	23.5	23.6	93.9	23.7	23.9	23.8
Total investment income allocated to life products	36.5	36.7	36.8	37.1	147.1	37.6	37.8	37.8
Total allocated investment income	$245.3	$252.3	$254.0	$260.1	$1,011.7	$260.7	$268.9	$271.0

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2024	2024	2024	2024	2024	2025	2025	2025
General account assets investment income	$301.9	$351.7	$366.3	$399.5	$1,419.4	$375.1	$378.3	$382.9
Policyholder and other special purpose portfolio investment income (loss)	167.3	57.4	87.6	17.1	329.4	(63.6)	105.4	116.7
Less equity returns credited to policyholders:
Annuity	(128.6)	(34.9)	(62.1)	(6.2)	(231.8)	63.5	(70.4)	(89.4)
Life	(11.1)	(4.0)	(5.5)	(1.3)	(21.9)	6.7	(9.1)	(8.8)
Less amount related to variable interest entities	(12.6)	(9.6)	(5.3)	(6.0)	(33.5)	(7.2)	(7.0)	(4.5)
Less amounts credited to deferred compensation plans	(9.6)	(4.2)	(8.2)	(2.3)	(24.3)	2.8	(14.9)	(10.4)
Other special purpose portfolio investment income (loss)	5.4	4.7	6.5	1.3	17.9	2.2	4.0	3.6
Adjusted net investment income	307.3	356.4	372.8	400.8	1,437.3	377.3	382.3	386.5
Less amounts allocated to product lines
Annuity	(134.5)	(140.5)	(142.2)	(147.8)	(565.0)	(148.0)	(155.2)	(157.8)
Health	(74.3)	(75.1)	(75.0)	(75.2)	(299.6)	(75.1)	(75.9)	(75.4)
Life	(36.5)	(36.7)	(36.8)	(37.1)	(147.1)	(37.6)	(37.8)	(37.8)
Total investment income allocated to product lines	(245.3)	(252.3)	(254.0)	(260.1)	(1,011.7)	(260.7)	(268.9)	(271.0)
Impact of annual option forfeitures related to fixed indexed annuity surrenders	6.2	6.0	7.4	6.4	26.0	3.5	1.5	3.8
Less interest expense on investment borrowings from FHLB program	(31.4)	(31.4)	(31.8)	(28.6)	(123.2)	(26.0)	(27.7)	(29.7)
Less expenses related to FABN program	(7.6)	(10.9)	(20.6)	(24.9)	(64.0)	(27.9)	(27.7)	(29.1)
Less interest expense on debt	(15.7)	(21.8)	(27.2)	(27.1)	(91.8)	(27.2)	(24.6)	(20.3)
Less interest expense on financing arrangements	(1.2)	(1.2)	(1.1)	(1.2)	(4.7)	(1.0)	(1.0)	(0.8)
Investment income not allocated to product lines	$12.3	$44.8	$45.5	$65.3	$167.9	$38.0	$33.9	$39.4

Other Investment Data

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2024	2024	2024	2024	2025	2025	2025
Average book value of invested assets and cash	$27,897.0	$28,577.4	$29,716.2	$30,398.9	$30,755.7	$30,732.5	$30,878.3
Net investment income from general account investments	301.9	351.7	366.3	399.5	375.1	378.3	382.9
New money rate (14)	6.17%	6.41%	6.50%	6.72%	6.43%	6.42%	6.20%
Book yield (15)	4.64%	4.73%	4.78%	4.78%	4.81%	4.83%	4.83%
Earned yield (16)	4.06%	4.71%	4.71%	5.16%	4.71%	4.73%	4.77%
Alternative investment income (loss)	(24.3)	11.9	8.9	17.1	12.9	11.7	15.8

CNO FINANCIAL GROUP, INC.
3Q25 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our net operating income for the three months ended September 30, 2025. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	September 30, 2025
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$72.9	$(16.6)	(a)	$56.3
Health margin	157.0	(21.1)	(a)	135.9
Life margin	70.6	(3.6)	(a)	67.0
Total insurance product margin	300.5	(41.3)		259.2
Allocated expenses	(151.0)	—		(151.0)
Income from insurance products (5)	149.5	(41.3)		108.2
Fee income	(3.9)	—		(3.9)
Investment income not allocated to product lines (9)	39.5	—		39.5
Expenses not allocated to product lines	(22.3)	—		(22.3)
Operating earnings before taxes	162.8	(41.3)		121.5
Income tax (expense) benefit on operating income	(35.6)	9.1		(26.5)
Net operating income (10)	$127.2	$(32.2)		$95.0

Net operating income per diluted share	$1.29	$(0.33)		$0.96
___________
(a)Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review.

1Q25 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our net operating income for the three months ended March 31, 2025. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	March 31, 2025
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$54.5	$—		$54.5
Health margin	126.2	—		126.2
Life margin	68.2	(6.8)	(a)	61.4
Total insurance product margin	248.9	(6.8)		242.1
Allocated expenses	(161.2)	—		(161.2)
Income from insurance products (5)	87.7	(6.8)		80.9
Fee income	(0.8)	—		(0.8)
Investment income not allocated to product lines (9)	38.0	—		38.0
Expenses not allocated to product lines	(20.3)	—		(20.3)
Operating earnings before taxes	104.6	(6.8)		97.8
Income tax (expense) benefit on operating income	(23.5)	1.5		(22.0)
Net operating income (10)	$81.1	$(5.3)		$75.8

Net operating income per diluted share	$0.79	$(0.05)		$0.74
___________
(a)Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves.

4Q24 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2024
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$55.0	$—		$55.0
Health margin	130.1	3.9	(a)	134.0
Life margin	68.0	—		68.0
Total insurance product margin	253.1	3.9		257.0
Allocated expenses	(146.1)	—		(146.1)
Income from insurance products (5)	107.0	3.9		110.9
Fee income	20.6	—		20.6
Investment income not allocated to product lines (9)	65.3	—		65.3
Expenses not allocated to product lines	(19.0)	—		(19.0)
Operating earnings before taxes	173.9	3.9		177.8
Income tax (expense) benefit on operating income	(35.9)	(0.8)		(36.7)
Net operating income (10)	$138.0	$3.1		$141.1

Net operating income per diluted share	$1.31	$0.03		$1.34
___________
(a)Comprised of $3.9 million of the unfavorable impact arising from our comprehensive annual actuarial review.

3Q24 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 3Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	September 30, 2024
	Actual results	Significant items (a)		Excluding significant items
Insurance product margin (4)
Annuity margin	$91.1	$(36.2)	(b)	$54.9
Health margin	127.8	4.3	(b)	132.1
Life margin	63.3	0.7	(b)	64.0
Total insurance product margin	282.2	(31.2)		251.0
Allocated expenses	(153.0)			(153.0)
Income from insurance products (5)	129.2	(31.2)		98.0
Fee income	(2.7)	—		(2.7)
Investment income not allocated to product lines (9)	45.5	—		45.5
Expenses not allocated to product lines	(18.5)	2.9	(c)	(15.6)
Operating earnings before taxes	153.5	(28.3)		125.2
Income tax (expense) benefit on operating income	(34.3)	6.4		(27.9)
Net operating income (10)	$119.2	$(21.9)		$97.3

Net operating income per diluted share	$1.11	$(0.19)		$0.92
___________
(a)Significant items impacting the health margin were revised from $8.2 million reported in September 30, 2024 to $4.3 million.
(b)Comprised of $31.2 million of net favorable impact arising from our comprehensive annual actuarial review.
(c)Comprised of $2.9 million of the unfavorable impact related to a fixed asset impairment.

Notes

(1)Excludes accumulated other comprehensive income (loss). Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.
(2)Shareholders' equity divided by common shares outstanding.
(3)Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.
(4)Insurance product margin is management’s measure of profitability of its annuity, health and life product lines’ performance and consists of insurance policy income plus allocated investment income less insurance policy benefits, interest credited, commissions, advertising expense and amortization of acquisition costs. See note (8) for definition of income from insurance products.
(5)Investment income is allocated to the product lines using the book yield of investments backing the block of business, which is applied to the average net insurance liabilities for the block in each period. See note (11) for definition of net insurance liabilities.
(6)Excludes the change in market values of the underlying options supporting the fixed indexed annuity products and corresponding amount credited to policyholder account balances. Such amounts were $128.6 million, $34.9 million, $62.1 million, $6.2 million, $(63.5) million, $70.4 million and $89.4 million in 1Q24, 2Q24, 3Q24, 4Q24, 1Q25, 2Q25 and 3Q25, respectively.
(7)Excludes the change in market values of the underlying options supporting the fixed indexed life products and corresponding amount credited to policyholder account balances. Such amounts were $11.1 million, $4.0 million, $5.5 million, $1.3 million, $(6.7) million, $9.1 million and $8.8 million in 1Q24, 2Q24, 3Q24, 4Q24, 1Q25, 2Q25 and 3Q25, respectively.
(8)Income from insurance products is the sum of the insurance product margins of the annuity, health and life product lines, less expenses allocated to the insurance product lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide an additional understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.
(9)Investment income not allocated to product lines represents net investment income less: (i) equity returns credited to policyholder account balances; (ii) the investment income allocated to our product lines; (iii) interest expense on notes payable, investment borrowings and financing arrangements; (iv) expenses related to the FABN program; and (v) certain expenses related to benefit plans that are offset by special-purpose investment income; plus (vi) the impact of annual option forfeitures related to fixed indexed annuity surrenders. Investment income not allocated to product lines includes investment income on investments in excess of amounts allocated to product lines, investments held by our holding companies, the spread we earn from our FHLB investment borrowing and FABN programs and variable components of investment income (including call and prepayment income, adjustments to returns on structured securities due to cash flow changes, income (loss) from company-owned life insurance ("COLI") and alternative investment income not allocated to product lines), net of interest expense on corporate debt and financing arrangements. The spread earned from our FHLB investment borrowing and FABN programs includes the investment income on the matched assets less: (i) interest on investment borrowings related to the FHLB investment borrowing program; (ii) interest credited on funding agreements; and (iii) amortization of deferred acquisition costs related to the FABN program.

(10)Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses; and (x) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. The table above reconciles the non-GAAP measure to the corresponding GAAP measure.

(11)Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account values for interest sensitive products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.
(12)Margin/average net insurance liabilities for quarterly periods is calculated by annualizing the quarters' margin divided by the average net insurance liabilities.
(13)Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's U.S. based insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from accounting principles generally accepted in the United States of America.

(14)The new money rate is for the investments purchased during the period to support our insurance products and capital. It excludes the new money rate on investments purchased with investment borrowings under our FHLB and FABN programs and investments purchased by the variable interest entities.
(15)Book yield on fixed maturity investments, excluding investments held in the: (i) FHLB and FABN programs; and (ii) the investments held by the variable interest entities.
(16)Earned yield is the investment income earned during the period divided by the average book value of the investment portfolio, excluding: (i) investments held in the FHLB and FABN programs; and (ii) the investments held by the variable interest entities.